EXHIBIT 32.1

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Report”) on the Form 10-Q of Oroplata Resources, Inc. (the “Company”) for the three months ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof, I, Ruben Ricardo Vasquez, Chief Executive Officer, Chief Financial Officer, President and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 20, 2015	By:	/s/ “RUBEN RICARDO VASQUEZ”
Ruben Ricardo Vasquez
Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, President and Director